                                                                    EXHIBIT 10.1
              THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN
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                                   AGREEMENT
                                   ---------

     THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is executed as of September 1, 2001, by and between AMX
 ---------
CORPORATION, a Texas corporation, formerly known as PANJA INC. ("Borrower") and
                                                                 ---------
BANK ONE, NA, successor by merger to BANK ONE, TEXAS, N.A., a national banking association ("Lender").
              ------
                             W I T N E S S E T H:

     WHEREAS, Borrower and Lender entered into that certain Fourth Amended and Restated Loan Agreement, dated September 1, 2000, pursuant to which Lender agreed to make available to Borrower the Borrowing Base Line of Credit (as therein defined) and the Advance/Term Facility (as therein defined)(as heretofore or hereafter amended, the "Loan Agreement")(each capitalized term
                                      --------------
used herein, but not otherwise defined shall have the same meaning given to it in the Loan Agreement); and

     WHEREAS, pursuant to the Loan Agreement, Borrower, Lender and Banc One International Corporation executed that certain Exim Agreement (as defined in the Loan Agreement) dated the date of the Loan Agreement, pursuant to which Lender agreed to make available to Borrower a working capital loan for export transactions in the amount of $4,000,000.00 (the "Exim Line of Credit") to be
                                                  -------------------
guaranteed by Exim Bank and included as a portion of the Borrowing Base Line of Credit; and

     WHEREAS, in connection with the Loan Agreement, Borrower executed that certain Renewal Promissory Note (the "Borrowing Base Note") dated the date of
                                      -------------------
the Loan Agreement in the stated principal amount of $10,000,000; and

     WHEREAS, in connection with the Exim Agreement, Borrower executed that certain Promissory Note (the "Exim Note") dated the date of the Exim Agreement
                              ---------
in the stated principal amount of $4,000,000; and

     WHEREAS, Borrower and Lender entered into that certain Amendment to Fourth Amended and Restated Loan Agreement (the "First Amendment") dated as of
                                          ---------------
January 5, 2001, pursuant to which Lender agreed to make available to Borrower the 2001 Line of Credit (as therein defined); and

     WHEREAS, Borrower and Lender entered into that certain Second Amendment to Fourth Amended and Restated Loan Agreement (the "Second Amendment") dated as of
                                                 ----------------
March 31, 2001, pursuant to which Lender agreed to modify certain covenants contained in the Loan Agreement; and

     WHEREAS, Borrower has requested that Lender consent to an extension of the Maturity Dates of the Borrowing Base Note and the Exim Note to September 14, 2001; and

     WHEREAS, subject to the terms and conditions herein contained, Lender is willing to agree to such request.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower and Lender hereby covenant and agree as follows:

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Third Amendment to Fourth Amended and Restated Loan Agreement (AMX Corporation)

                             ARTICLE I: AMENDMENTS
                             ---------------------

     Section 1.1. Extension of Maturity Dates. Subject to satisfaction of the
                  ---------------------------
conditions in this Amendment, the Maturity Dates set forth in the Borrowing Base Note and the Exim Note shall be, and hereby are, renewed, modified and extended to September 14, 2001, and in this regard, the Borrowing Base Note, the Exim Note and all of the other Loan Documents are hereby renewed and modified (but not extinguished) by extending the Maturity Dates to September 14, 2001.

                       ARTICLE II: CONDITIONS PRECEDENT
                       --------------------------------

     Section 2.1. Closing.  The closing (the "Closing") of the transactions
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contemplated by this Amendment shall occur on and as of the date that all conditions hereto contained in Section 2.2 of this Amendment have been satisfied
                               -----------
(the "Amendment Closing Date").
      ----------------------

     Section 2.2. Conditions to the Closing. As a condition precedent to the
                  -------------------------
Closing, Borrower shall have executed and delivered to Lender this Amendment.

                          ARTICLE III: MISCELLANEOUS
                          --------------------------

     Section 3.1. Continuing Effect. Except as modified and amended hereby, the
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Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

     Section 3.2. Payment of Expenses. Borrower agrees to pay to Lender the
                  -------------------
reasonable attorneys' fees and expenses of Lender's counsel and other expenses incurred by Lender in connection with this Amendment.

     Section 3.3. Binding Loan Agreement. This Amendment shall be binding upon,
                  ----------------------
and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

     Section 3.4. Ratification. Except as otherwise expressly modified by this
                  ------------
Amendment, all terms and provisions of the Loan Agreement and the other Loan Documents, shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     Section 3.5. No Defenses. Borrower by its execution of this Amendment,
                  -----------
hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loans, the modification of the Loans, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

     Section 3.6. Further Assurances. The parties hereto shall execute such
                  ------------------
other documents as may be necessary or as may be required, in the opinion of counsel to Lender, to effect the transactions contemplated hereby and the liens and/or security interests of all other collateral instruments, as modified by this Amendment, including, without limitation, any modifications to any financing statements. Borrower also agrees to provide to Lender such other documents and instruments as Lender reasonably may request in connection with the modification of the Loans effected hereby.

Third Amendment to Fourth Amended and Restated Loan Agreement (AMX Corporation)

     Section 3.7. Usury Savings Clause.  Notwithstanding anything to the
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contrary in this Amendment, the Notes or any other Loan Document, or in any other agreement entered into in connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Notes or otherwise in connection with the Notes shall under no circumstances exceed the maximum rate of interest permitted by applicable law. In the event the maturity of the Notes are accelerated by reason of an election by the holder thereof resulting from a default thereunder or under any other document executed as security therefore or in connection therewith, or by voluntary prepayment by the maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of the Notes shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on such Notes or on account of any other principal indebtedness of the maker to the holders of such Notes, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal thereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal thereof and such other indebtedness shall be refunded to the maker. All sums paid or agreed to be paid to the holder of the Notes for the use, forbearance or detention of the indebtedness of the maker to the holder of such Notes shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full for the purpose of determining the actual rate on such indebtedness is uniform throughout the term thereof.

          The terms "maximum amount" or "maximum rate" as used in this Amendment or the Notes, or in any other agreement entered into in connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether written or oral, include, as to Chapter 303 of the Texas Finance Code (and as same may be incorporated by reference in other statutes of the State of Texas), but otherwise without limitation, that rate based upon the "weekly ceiling"; provided, however, that this designation shall not preclude the rate of interest contracted for, charged or received in connection with the Loans from being governed by, or construed in accordance with, any other state or federal law, including but not limited to, Public Law 96-221.

     Section 3.8. Non-Waiver of Events of Default. Except as specifically
                  -------------------------------
provided herein, neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Lender of any of Borrower's obligations under the Loan Documents, or (c) a waiver by Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrower.

     Section 3.9. Enforceability. In the event the enforceability or validity of
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any portion of this Amendment, the Loan Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

     Section 3.10. Counterparts. This Amendment may be executed in several
                   ------------
counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

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Third Amendment to Fourth Amended and Restated Loan Agreement (AMX Corporation)

     Section 3.11. Choice of Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE
EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

     Section 3.12. Entire Loan Agreement. This Amendment, together with the
                   ---------------------
other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT
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BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER THEREIN CONTAINED AND MAY NOT
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BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
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AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
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PARTIES.
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Third Amendment to Fourth Amended and Restated Loan Agreement (AMX Corporation)
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     IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

                         LENDER:
                         ------

                         BANK ONE, NA, successor by merger to BANK ONE, TEXAS, N.A., a national banking association

                         By: /s/ Fred Points
                            ----------------------------------
                         Name: Fred Points
                              --------------------------------
                         Title: First Vice President
                               -------------------------------

                         BORROWER:
                         --------

                         AMX CORPORATION, a Texas corporation, formerly known as PANJA INC.


                         By: /s/ Jean M. Nelson
                            ----------------------------------
                         Name: Jean M. Nelson
                              --------------------------------
                         Title: VP and Chief Financial Officer
                               -------------------------------



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Third Amendment to Fourth Amended and Restated Loan Agreement (AMX Corporation)